Exhibit 5

CONFIRMATION

DATE:	12 October 2006

TO:	Finanzas Dos, S.A.

FROM:	BANCO SANTANDER CENTRAL HISPANO, S.A.

SUBJECT:	SWAP TRANSACTION

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the transaction entered into on the Trade Date referred to below (the “Transaction”), between Banco Santander Central Hispano, S.A. (“SANTANDER”) and Finanzas Dos, S.A. (“Counterparty”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below and supersedes any prior written or oral agreements in relation to the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc.(“Isda”), are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will prevail. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the agreement dated as of 25 September 2006, as amended and supplemented from time to time (the “Agreement”) between Santander and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	October 12, 2006.

Effective Date:	October 12, 2006.

Termination Date:	The Cash Settlement Payment Date.

Shares:	Shares of Endesa, S.A.
ISIN: ES0130670112

Exchange:	Madrid, Bilbao, Barcelona, and Valencia Exchanges
(Sistema de Interconexión Bursátil).

1

Related Exchange:	Meff Renta Variable (MEFF RV).

Equity Amounts Payable by Santander:

Equity Amount Payer:	Santander.

Number of Shares:	1,830,435

Equity Notional Amount:	EUR 62,198,181.3 (the Number of Shares times the Initial Price)

Equity Notional Reset:	Not Applicable

Type of Return:	Total Return

Initial Price:	EUR 33.98

Final Price:	In respect of the Valuation Date, means the weighted average price of the Shares on the Exchange as determined by the Calculation Agent.

Valuation Time:	At the Scheduled Closing Time

Valuation Date:	29 December 2006

Dividend Period:	Second Period

Dividend Amount:	Paid Amount multiplied by Number of Shares.

Dividend Payment Dates:	The Currency Business Day following the day on which payment is made by the Issuer to holders of record of the Shares.

Re-investment of Dividends:	Not applicable.

Floating Amounts Payable by Counterparty

Floating Amount Payer:	Counterparty

Notional Amount:	The Equity Notional Amount

Payments Dates:	The Cash Settlement Payment Date

Floating rate Option:	EUR EURIBOR TELERATE

Designated Maturity:	1 month

2

Spread:	plus 25 bps

Floating Rate Day Count
Fraction:	Actual/360

Reset Date:	The first date of each Calculation Period

Business Days:	TARGET Settlement Day

Compounding:	Inapplicable

Settlement Terms:

Cash Settlement:	Applicable

Settlement Currency:	EUR

Cash Settlement Payment
Date:	Three Currency Business Days following the Valuation Date

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Tender Offer:	Applicable including, for the avoidance of doubt, the Tender Offers already launched over the Shares or any modification thereof.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Composition of Combined Consideration: Not Applicable

3

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Change in Law:	Applicable

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Optional Early Termination: Applicable, provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing. From the Effective Date to the Termination Date, Counterparty will have the option, with a five Business Days prior written notice to Santander, to early terminate this Transaction in whole and not in part, designating a new Valuation Date, which in no case may be a date after December 29, 2006. The designation by Counterparty of the new Valuation Date shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

Optional Extension: Provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing, Counterparty will have the option to extend the Termination Date by designating a new Valuation Date. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to December 29, 2006, replacing December 29, 2006 with January 31, 2007 as the Valuation Date.

If Counterparty has exercised the Optional Extension above, Counterparty shall be entitled to an additional Optional Extension. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to January 31, 2007, replacing January 31, 2007 with February 28, 2007 as the Valuation Date.

The replacement by Counterparty of the Valuation Date by exercising the Optional Extensions above, shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

2.	Calculation Agent:	SANTANDER

3.	Account Details:

Account for payments to Santander:	To be determined

Account for payments to Counterparty:	To be determined

4

4.	Offices:
The Office of Santander for the Transaction is: Ciudad Grupo Santander, Avenida de Cantabria s/n, Edificio Amazonia planta 1, 28660 Boadilla del Monte (Madrid) Attn. D. Ignacio Cepeda
The Office of Counterparty for the Transaction is: Avenida de Europa 18, Parque Empresarial La Moraleja, 28108 Alcobendas, Madrid, Attn: D. Juan Gallardo. Fax no. +34 91663 7884

5.	Other Provisions:

a)	Non Reliance: Applicable

b)	Agreements and Acknowledgements Regarding Hedging Agreements: Applicable

c)	Additional Acknowledgements: Applicable

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by executing this Confirmation and returning it to D. Ignacio Cepeda, Fax: +34 912571841.

Very truly yours,

Banco Santander Central Hispano, S.A.

By: _____________________

Name: ________________

Title: ___________

Finanzas Dos, S.A.
Accepted and agreed as of the date first above written:

By: _______________________

Name: ______________________

Title: ______________________

5

CONFIRMATION

DATE:	13 October 2006

TO:	Finanzas Dos, S.A.

FROM:	BANCO SANTANDER CENTRAL HISPANO, S.A.

SUBJECT:	SWAP TRANSACTION

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the transaction entered into on the Trade Date referred to below (the “Transaction”), between Banco Santander Central Hispano, S.A. (“SANTANDER”) and Finanzas Dos, S.A. (“Counterparty”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below and supersedes any prior written or oral agreements in relation to the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc.(“Isda”), are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will prevail. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the agreement dated as of 25 September 2006, as amended and supplemented from time to time (the “Agreement”) between Santander and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	October 13, 2006.

Effective Date:	October 13, 2006.

Termination Date:	The Cash Settlement Payment Date.

Shares:	Shares of Endesa, S.A.
ISIN: ES0130670112

Exchange:	Madrid, Bilbao, Barcelona, and Valencia Exchanges
(Sistema de Interconexión Bursátil).

1

Related Exchange:	Meff Renta Variable (MEFF RV).

Equity Amounts Payable by Santander:

Equity Amount Payer:	Santander.

Number of Shares:	8,712,000

Equity Notional Amount:	EUR 297,776,160 (the Number of Shares times the Initial Price)

Equity Notional Reset:	Not Applicable

Type of Return:	Total Return

Initial Price:	EUR 34.18

Final Price:	In respect of the Valuation Date, means the weighted average price of the Shares on the Exchange as determined by the Calculation Agent.

Valuation Time:	At the Scheduled Closing Time

Valuation Date:	29 December 2006

Dividend Period:	Second Period

Dividend Amount:	Paid Amount multiplied by Number of Shares.

Dividend Payment Dates:	The Currency Business Day following the day on which payment is made by the Issuer to holders of record of the Shares.

Re-investment of Dividends:	Not applicable.

Floating Amounts Payable by Counterparty

Floating Amount Payer:	Counterparty

Notional Amount:	The Equity Notional Amount

Payments Dates:	The Cash Settlement Payment Date

Floating rate Option:	EUR EURIBOR TELERATE

Designated Maturity:	1 month

2

Spread:	plus 25 bps

Floating Rate Day Count
Fraction:	Actual/360

Reset Date:	The first date of each Calculation Period

Business Days:	TARGET Settlement Day

Compounding:	Inapplicable

Settlement Terms:

Cash Settlement:	Applicable

Settlement Currency:	EUR

Cash Settlement Payment
Date:	Three Currency Business Days following the Valuation Date

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Tender Offer:	Applicable including, for the avoidance of doubt, the Tender Offers already launched over the Shares or any modification thereof.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Composition of Combined Consideration: Not Applicable

3

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Change in Law:	Applicable

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Optional Early Termination: Applicable, provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing. From the Effective Date to the Termination Date, Counterparty will have the option, with a five Business Days prior written notice to Santander, to early terminate this Transaction in whole and not in part, designating a new Valuation Date, which in no case may be a date after December 29, 2006. The designation by Counterparty of the new Valuation Date shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

Optional Extension: Provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing, Counterparty will have the option to extend the Termination Date by designating a new Valuation Date. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to December 29, 2006, replacing December 29, 2006 with January 31, 2007 as the Valuation Date.

If Counterparty has exercised the Optional Extension above, Counterparty shall be entitled to an additional Optional Extension. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to January 31, 2007, replacing January 31, 2007 with February 28, 2007 as the Valuation Date.

The replacement by Counterparty of the Valuation Date by exercising the Optional Extensions above, shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

2.	Calculation Agent:	SANTANDER

3.	Account Details:

Account for payments to Santander:	To be determined

Account for payments to Counterparty:	To be determined

4

4.	Offices:
The Office of Santander for the Transaction is: Ciudad Grupo Santander, Avenida de Cantabria s/n, Edificio Amazonia planta 1, 28660 Boadilla del Monte (Madrid) Attn. D. Ignacio Cepeda
The Office of Counterparty for the Transaction is: Avenida de Europa 18, Parque Empresarial La Moraleja, 28108 Alcobendas, Madrid, Attn: D. Juan Gallardo. Fax no. +34 91663 7884

5.	Other Provisions:

a)	Non Reliance: Applicable

b)	Agreements and Acknowledgements Regarding Hedging Agreements: Applicable

c)	Additional Acknowledgements: Applicable

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by executing this Confirmation and returning it to D. Ignacio Cepeda, Fax: +34 912571841.

Very truly yours,

Banco Santander Central Hispano, S.A.

By: _____________________

Name: ________________

Title: ___________

Finanzas Dos, S.A.
Accepted and agreed as of the date first above written:

By: _______________________

Name: ______________________

Title: ______________________

5

CONFIRMATION

DATE:	16 October 2006

TO:	Finanzas Dos, S.A.

FROM:	BANCO SANTANDER CENTRAL HISPANO, S.A.

SUBJECT:	SWAP TRANSACTION

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the transaction entered into on the Trade Date referred to below (the “Transaction”), between Banco Santander Central Hispano, S.A. (“SANTANDER”) and Finanzas Dos, S.A. (“Counterparty”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below and supersedes any prior written or oral agreements in relation to the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc.(“Isda”), are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will prevail. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the agreement dated as of 25 September 2006, as amended and supplemented from time to time (the “Agreement”) between Santander and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	October 16, 2006.

Effective Date:	October 16, 2006.

Termination Date:	The Cash Settlement Payment Date.

Shares:	Shares of Endesa, S.A.
ISIN: ES0130670112

Exchange:	Madrid, Bilbao, Barcelona, and Valencia Exchanges
(Sistema de Interconexión Bursátil).

1

Related Exchange:	Meff Renta Variable (MEFF RV).

Equity Amounts Payable by Santander:

Equity Amount Payer:	Santander.

Number of Shares:	2,064,786

Equity Notional Amount:	EUR 70,202,724 (the Number of Shares times the Initial Price)

Equity Notional Reset:	Not Applicable

Type of Return:	Total Return

Initial Price:	EUR 34.00

Final Price:	In respect of the Valuation Date, means the weighted average price of the Shares on the Exchange as determined by the Calculation Agent.

Valuation Time:	At the Scheduled Closing Time

Valuation Date:	29 December 2006

Dividend Period:	Second Period

Dividend Amount:	Paid Amount multiplied by Number of Shares.

Dividend Payment Dates:	The Currency Business Day following the day on which payment is made by the Issuer to holders of record of the Shares.

Re-investment of Dividends:	Not applicable.

Floating Amounts Payable by Counterparty

Floating Amount Payer:	Counterparty

Notional Amount:	The Equity Notional Amount

Payments Dates:	The Cash Settlement Payment Date

Floating rate Option:	EUR EURIBOR TELERATE

Designated Maturity:	1 month

2

Spread:	plus 25 bps

Floating Rate Day Count
Fraction:	Actual/360

Reset Date:	The first date of each Calculation Period

Business Days:	TARGET Settlement Day

Compounding:	Inapplicable

Settlement Terms:

Cash Settlement:	Applicable

Settlement Currency:	EUR

Cash Settlement Payment
Date:	Three Currency Business Days following the Valuation Date

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Tender Offer:	Applicable including, for the avoidance of doubt, the Tender Offers already launched over the Shares or any modification thereof.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Composition of Combined Consideration: Not Applicable

3

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Change in Law:	Applicable

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Optional Early Termination: Applicable, provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing. From the Effective Date to the Termination Date, Counterparty will have the option, with a five Business Days prior written notice to Santander, to early terminate this Transaction in whole and not in part, designating a new Valuation Date, which in no case may be a date after December 29, 2006. The designation by Counterparty of the new Valuation Date shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

Optional Extension: Provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing, Counterparty will have the option to extend the Termination Date by designating a new Valuation Date. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to December 29, 2006, replacing December 29, 2006 with January 31, 2007 as the Valuation Date.

If Counterparty has exercised the Optional Extension above, Counterparty shall be entitled to an additional Optional Extension. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to January 31, 2007, replacing January 31, 2007 with February 28, 2007 as the Valuation Date.

The replacement by Counterparty of the Valuation Date by exercising the Optional Extensions above, shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

2.	Calculation Agent:	SANTANDER

3.	Account Details:

Account for payments to Santander:	To be determined

Account for payments to Counterparty:	To be determined

4

4.	Offices:
The Office of Santander for the Transaction is: Ciudad Grupo Santander, Avenida de Cantabria s/n, Edificio Amazonia planta 1, 28660 Boadilla del Monte (Madrid) Attn. D. Ignacio Cepeda
The Office of Counterparty for the Transaction is: Avenida de Europa 18, Parque Empresarial La Moraleja, 28108 Alcobendas, Madrid, Attn: D. Juan Gallardo. Fax no. +34 91663 7884

5.	Other Provisions:

a)	Non Reliance: Applicable

b)	Agreements and Acknowledgements Regarding Hedging Agreements: Applicable

c)	Additional Acknowledgements: Applicable

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by executing this Confirmation and returning it to D. Ignacio Cepeda, Fax: +34 912571841.

Very truly yours,

Banco Santander Central Hispano, S.A.

By: _____________________

Name: _________________

Title: ___________

Finanzas Dos, S.A.
Accepted and agreed as of the date first above written:

By: _______________________

Name: ______________________

Title: ______________________

5

CONFIRMATION

DATE:	17 October 2006

TO:	Finanzas Dos, S.A.

FROM:	BANCO SANTANDER CENTRAL HISPANO, S.A.

SUBJECT:	SWAP TRANSACTION

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the transaction entered into on the Trade Date referred to below (the “Transaction”), between Banco Santander Central Hispano, S.A. (“SANTANDER”) and Finanzas Dos, S.A. (“Counterparty”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below and supersedes any prior written or oral agreements in relation to the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc.(“Isda”), are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will prevail. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the agreement dated as of 25 September 2006, as amended and supplemented from time to time (the “Agreement”) between Santander and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	October 17, 2006.

Effective Date:	October 17, 2006.

Termination Date:	The Cash Settlement Payment Date.

Shares:	Shares of Endesa, S.A.
ISIN: ES0130670112

Exchange:	Madrid, Bilbao, Barcelona, and Valencia Exchanges
(Sistema de Interconexión Bursátil).

1

Related Exchange:	Meff Renta Variable (MEFF RV).

Equity Amounts Payable by Santander:

Equity Amount Payer:	Santander.

Number of Shares:	2,114,735

Equity Notional Amount:	EUR 71,900,990 (the Number of Shares times the Initial Price)

Equity Notional Reset:	Not Applicable

Type of Return:	Total Return

Initial Price:	EUR 34.00

Final Price:	In respect of the Valuation Date, means the weighted average price of the Shares on the Exchange as determined by the Calculation Agent.

Valuation Time:	At the Scheduled Closing Time

Valuation Date:	29 December 2006

Dividend Period:	Second Period

Dividend Amount:	Paid Amount multiplied by Number of Shares.

Dividend Payment Dates:	The Currency Business Day following the day on which payment is made by the Issuer to holders of record of the Shares.

Re-investment of Dividends:	Not applicable.

Floating Amounts Payable by Counterparty

Floating Amount Payer:	Counterparty

Notional Amount:	The Equity Notional Amount

Payments Dates:	The Cash Settlement Payment Date

Floating rate Option:	EUR EURIBOR TELERATE

Designated Maturity:	1 month

2

Spread:	plus 25 bps

Floating Rate Day Count
Fraction:	Actual/360

Reset Date:	The first date of each Calculation Period

Business Days:	TARGET Settlement Day

Compounding:	Inapplicable

Settlement Terms:

Cash Settlement:	Applicable

Settlement Currency:	EUR

Cash Settlement Payment
Date:	Three Currency Business Days following the Valuation Date

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Tender Offer:	Applicable including, for the avoidance of doubt, the Tender Offers already launched over the Shares or any modification thereof.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Composition of Combined Consideration: Not Applicable

3

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Change in Law:	Applicable

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Optional Early Termination: Applicable, provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing. From the Effective Date to the Termination Date, Counterparty will have the option, with a five Business Days prior written notice to Santander, to early terminate this Transaction in whole and not in part, designating a new Valuation Date, which in no case may be a date after December 29, 2006. The designation by Counterparty of the new Valuation Date shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

Optional Extension: Provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing, Counterparty will have the option to extend the Termination Date by designating a new Valuation Date. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to December 29, 2006, replacing December 29, 2006 with January 31, 2007 as the Valuation Date.

If Counterparty has exercised the Optional Extension above, Counterparty shall be entitled to an additional Optional Extension. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to January 31, 2007, replacing January 31, 2007 with February 28, 2007 as the Valuation Date.

The replacement by Counterparty of the Valuation Date by exercising the Optional Extensions above, shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

2.	Calculation Agent:	SANTANDER

3.	Account Details:

Account for payments to Santander:	To be determined

Account for payments to Counterparty:	To be determined

4

4.	Offices:
The Office of Santander for the Transaction is: Ciudad Grupo Santander, Avenida de Cantabria s/n, Edificio Amazonia planta 1, 28660 Boadilla del Monte (Madrid) Attn. D. Ignacio Cepeda
The Office of Counterparty for the Transaction is: Avenida de Europa 18, Parque Empresarial La Moraleja, 28108 Alcobendas, Madrid, Attn: D. Juan Gallardo. Fax no. +34 91663 7884

5.	Other Provisions:

a)	Non Reliance: Applicable

b)	Agreements and Acknowledgements Regarding Hedging Agreements: Applicable

c)	Additional Acknowledgements: Applicable

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by executing this Confirmation and returning it to D. Ignacio Cepeda, Fax: +34 912571841.

Very truly yours,

Banco Santander Central Hispano, S.A.

By: _____________________

Name: _________________

Title: ___________

Finanzas Dos, S.A.
Accepted and agreed as of the date first above written:

By: _______________________

Name: ______________________

Title: ______________________

5

CONFIRMATION

DATE:	19 October 2006

TO:	Finanzas Dos, S.A.

FROM:	BANCO SANTANDER CENTRAL HISPANO, S.A.

SUBJECT:	SWAP TRANSACTION

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to set forth the terms and conditions of the transaction entered into on the Trade Date referred to below (the “Transaction”), between Banco Santander Central Hispano, S.A. (“SANTANDER”) and Finanzas Dos, S.A. (“Counterparty”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below and supersedes any prior written or oral agreements in relation to the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc.(“Isda”), are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will prevail. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the agreement dated as of 25 September 2006, as amended and supplemented from time to time (the “Agreement”) between Santander and the Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	October 19, 2006.

Effective Date:	October 19, 2006.

Termination Date:	The Cash Settlement Payment Date.

Shares:	Shares of Endesa, S.A.
ISIN: ES0130670112

Exchange:	Madrid, Bilbao, Barcelona, and Valencia Exchanges
(Sistema de Interconexión Bursátil).

Related Exchange:	Meff Renta Variable (MEFF RV).

Equity Amounts Payable by Santander:

Equity Amount Payer:	Santander.

Number of Shares:	7,500,000

Equity Notional Amount:	EUR 258,750,000 (the Number of Shares times the Initial Price)

Equity Notional Reset:	Not Applicable

Type of Return:	Total Return

Initial Price:	EUR 34.50

Final Price:	In respect of the Valuation Date, means the weighted average price of the Shares on the Exchange as determined by the Calculation Agent.

Valuation Time:	At the Scheduled Closing Time

Valuation Date:	29 December 2006

Dividend Period:	Second Period

Dividend Amount:	Paid Amount multiplied by Number of Shares.

Dividend Payment Dates:	The Currency Business Day following the day on which payment is made by the Issuer to holders of record of the Shares.

Re-investment of Dividends:	Not applicable.

Floating Amounts Payable by Counterparty

Floating Amount Payer:	Counterparty

Notional Amount:	The Equity Notional Amount

Payments Dates:	The Cash Settlement Payment Date

Floating rate Option:	EUR EURIBOR TELERATE

Designated Maturity:	1 month

Spread:	plus 25 bps

Floating Rate Day Count
Fraction:	Actual/360

Reset Date:	The first date of each Calculation Period

Business Days:	TARGET Settlement Day

Compounding:	Inapplicable

Settlement Terms:

Cash Settlement:	Applicable

Settlement Currency:	EUR

Cash Settlement Payment
Date:	Three Currency Business Days following the Valuation Date

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Tender Offer:	Applicable including, for the avoidance of doubt, the Tender Offers already launched over the Shares or any modification thereof.

Consequences of Tender Offers:

Share-for-Share:	Modified Calculation Agent Adjustment

Share-for-Other:	Modified Calculation Agent Adjustment

Share-for-Combined:	Modified Calculation Agent Adjustment

Composition of Combined Consideration: Not Applicable

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination)

Additional Disruption Events:

Change in Law:	Applicable

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Optional Early Termination: Applicable, provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing. From the Effective Date to the Termination Date, Counterparty will have the option, with a five Business Days prior written notice to Santander, to early terminate this Transaction in whole and not in part, designating a new Valuation Date, which in no case may be a date after December 29, 2006. The designation by Counterparty of the new Valuation Date shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

Optional Extension: Provided that no Event of Default or Potential Event of Default with respect to the Counterparty shall have occurred and be continuing, Counterparty will have the option to extend the Termination Date by designating a new Valuation Date. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to December 29, 2006, replacing December 29, 2006 with January 31, 2007 as the Valuation Date.

If Counterparty has exercised the Optional Extension above, Counterparty shall be entitled to an additional Optional Extension. For this purpose, Counterparty shall give a written notice to Santander no later than five Business Days prior to January 31, 2007, replacing January 31, 2007 with February 28, 2007 as the Valuation Date.

The replacement by Counterparty of the Valuation Date by exercising the Optional Extensions above, shall not, for the avoidance of doubt, invalidate, alter or cancel the remaining provisions of this Transaction.

2.	Calculation Agent:	SANTANDER

3.	Account Details:

Account for payments to Santander:	To be determined

Account for payments to Counterparty:	To be determined

4.	Offices:
The Office of Santander for the Transaction is: Ciudad Grupo Santander, Avenida de Cantabria s/n, Edificio Amazonia planta 1, 28660 Boadilla del Monte (Madrid) Attn. D. Ignacio Cepeda
The Office of Counterparty for the Transaction is: Avenida de Europa 18, Parque Empresarial La Moraleja, 28108 Alcobendas, Madrid, Attn: D. Juan Gallardo. Fax no. +34 91663 7884

5.	Other Provisions:

a)	Non Reliance: Applicable

b)	Agreements and Acknowledgements Regarding Hedging Agreements: Applicable

c)	Additional Acknowledgements: Applicable

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by executing this Confirmation and returning it to D. Ignacio Cepeda, Fax: +34 912571841.

Very truly yours,

Banco Santander Central Hispano, S.A.

By: _____________________

Name: _________________

Title: ___________

Finanzas Dos, S.A.
Accepted and agreed as of the date first above written:

By: _______________________

Name: ______________________

Title: ______________________